Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 6, 2001

                   SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP
               (Exact name of registrant as specified in its charter)


             Maryland                 0-14569                04-2848939
    (State or other jurisdiction     (Commission          (I.R.S. Employer
          of incorporation)          File Number)          Identification
                                                               Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                      (Address of principal executive offices)


         Registrant's telephone number, including area code (864) 239-1000

                                       N/A

                   (Former address, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant


As of July 6, 2001, Arthur Andersen LLP, the independent accountant previously engaged as the principal accountant to audit the financial statements of Springhill Lake Investors Limited Partnership (the "Registrant" or the "Partnership"), was terminated. As of the same date, the firm of Ernst & Young LLP was engaged to provide the service for the Registrant.

The audit reports of Arthur Andersen LLP on the financial statements of the Partnership as of and for the years ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant previously filed a Current Report on Form 8-K on December 8, 1999 disclosing the dismissal of KPMG LLP and the engagement of Arthur Andersen LLP.

The decision to change accountants was approved by the board of directors of the managing general partner of the Partnership on July 6, 2001.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

Item 7.    Financial Statements and Exhibits

   (c)     Exhibits

           16.1 Letter dated July 13, 2001, from the former accountant regarding its concurrence with the statements made by the Registrant in this Current Report.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP

                              By:   Three Winthrop Properties, Inc.
                                    Managing General Partner

                              By:   /s/ Patrick J. Foye
                                    Patrick J. Foye
                                    Executive Vice President

                              Date: July 13, 2001

                                                                    Exhibit 16.1






July 13, 2001



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated July 6, 2001 of Springhill Lake Investors Limited Partnership filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP
Denver, Colorado

/s/Jeffrey S. Finnin
   Jeffrey S. Finnin

cc:  Mr. Thomas Novosel